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As filed with the Securities and Exchange Commission on December 16, 2003

Registration No. 333-111155

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO

Form S-1

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ADVANSTAR COMMUNICATIONS INC.
(Exact Name of Registrant as Specified in Its Charter)

New York (State or Other Jurisdiction of Incorporation or Organization)	7389 (Primary Standard Industrial Classification Code Number)	59-2757389 (I.R.S. Employer Identification Number)

545 Boylston Street, 9th Floor
Boston, MA 02116
(617) 267-6500
SEE TABLE OF ADDITIONAL REGISTRANTS
(Address, Including Zip Code, and Telephone Number Including Area Code, of Registrant's Principal Executive Offices)

David W. Montgomery
Vice President-Finance, Chief
Financial Officer & Secretary
Advanstar Communications Inc.
131 West First Street
Duluth, MN 55802
(218) 723-9200
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:
Michael Kaplan, Esq.
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
(212) 450-4000

        Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☒

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.    ☐

CALCULATION OF REGISTRATION FEE

Title Of Each Class Of Securities To Be Registered	Amount To Be Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount Of Registration Fee

Second Priority Senior Secured Floating Rate Exchange Notes	$—(1)	—%	$—(1)	$—(2)

10 3/4% Second Priority Senior Secured Exchange Notes	$—(1)	—%	$—(1)	$—(2)

Guarantees	$—(1)	—%	$—(1)	$—(3)

(1)
This Registration Statement registers an indeterminate number of securities to be offered solely for market-making purposes by an affiliate of the Registrant.

(2)
Pursuant to Rule 457(q), no filing fee is required.

(3)
Pursuant to Rule 457(n), no registration fee is payable with respect to the guarantees of the notes to be issued by the additional registrants.

        The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

REGISTRANT	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION	PRIMARY STANDARD INDUSTRIAL CLASSIFICATION NUMBER	I.R.S. EMPLOYER IDENTIFICATION NUMBER
Men's Apparel Guild in California, Inc.	California	7389	95-1588605
Applied Business teleCommunications	California	7389	94-2896012

 EXPLANATORY NOTE

        No form of prospectus is filed with this Amendment No. 1 to the registration statement. This amendment is being filed solely to file an exhibit.

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

        The following is an itemization of all estimated expenses incurred or expected to be incurred by the Registrants in connection with the issuance and distribution of the securities being registered hereby.

ITEM	AMOUNT
SEC Registration Fee	$—	(1)
Printing and Engraving Costs	55,000
Legal Fees and Expenses	20,000
Accounting Fees and Expenses	12,000
Miscellaneous	3,000

Total	$90,000

(1)
Pursuant to Rule 457(q) of the Securities Act, no filing fee is required.

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Advanstar Communications Inc. (the "Company") is a New York Corporation. Section 402(b) of the New York Business Corporation ("NYBCL") statute generally provides that a company's certificate of incorporation may set forth a provision eliminating or limiting the personal liability of its directors for damages for any breach of duty in such capacity, provided that no such provision shall eliminate or limit the liability of any director if a judgment or other final adjudication adverse to him establishes (i) that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law; or (ii) that he personally gained in fact a financial profit or other advantage to which he was not legally entitled; or (iii) that his acts violated section 719 of the NYBCL.

        In addition, section 722(a) of the NYBCL generally provides that a corporation may indemnify officers made, or threatened to be made, a party to an action or proceeding, other than one by or in the right of the corporation to procure a judgment in its favor, including an action by or in the right of any other corporation, or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he was a director or officer of the corporation, or served such other corporation, or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys fees, if such director or officer acted in good faith.

        Section 722(c), in general, further provides that a corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation, or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys fees in connection with the defense or settlement of such action if such director or officer acted in good faith.

        Generally, the Company's certificate of incorporation eliminates the personal liability of its directors to the fullest extent permitted by the provisions of paragraph (b) of section 402 of the NYBCL. In addition, the Company's bylaws indemnify its directors and officers in connection with any proceeding, including an action by or in the right of the corporation, by reason of the fact that such person is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, trustee, employee or agent of another corporation or other enterprise, except in relation to matters as to which a director or officer is adjudged to have breached his duty of care or to have acted in bad faith.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES

        On February 21, 2001, the Registrant sold $160,000,000 in aggregate principle amount of its 12% Senior Subordinated Notes due 2011 to Credit Suisse First Boston Corporation, Fleet Securities, Inc., Barclays Capital Inc., BMO Nesbitt Burns Inc. and Dresdner Kleinwort Benson North America LLC (the "initial purchasers of the senior subordinated notes") in a private placement in reliance on Section 4(2) under the Securities Act. The notes were immediately resold by the initial purchasers of the senior subordinated notes in transactions not involving a public offering.

        On August 18, 2003 and September 25, 2003, the Registrant sold $130 million aggregate principal amount of its Second Priority Senior Secured Floating Rate Notes due 2008 and $300 million aggregate principal amount of its 10 3/4% Second Priority Senior Secured Notes due 2010 (collectively, the "old notes") to Credit Suisse First Boston LLC, Banc of America Securities LLC and Fleet Securities, Inc. (collectively, the "August initial purchasers") and Credit Suisse First Boston LLC (the "September initial purchaser"), respectively, in private placements in reliance on Section 4(2) under the Securities Act. The second priority senior secured notes were immediately resold by the August initial purchasers and the September initial purchaser in transactions not involving a public offering.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (A) EXHIBITS

EXHIBIT NO.	DOCUMENT
1.1	Registration Rights Agreement dated as of August 18, 2003 between Advanstar Communications Inc. and Credit Suisse First Boston LLC, as representative of itself and Banc of America Securities LLC and Fleet Securities, Inc., as Initial Purchasers of the old notes issued in August 2003 (Previously filed as an exhibit to the Company's Registration Statement (333-109648) and incorporated by reference herein)
1.1.1
Registration Rights Agreement dated as of September 25, 2003 between Advanstar Communications Inc. and Credit Suisse First Boston LLC, as Initial Purchaser of the old notes issued in September 2003 (Previously filed as an exhibit to the Company's Registration Statement (333-109648) and incorporated by reference herein)
2.1
Asset Purchase Agreement among Thomson Healthcare Inc., Global Information Licensing Corporation and Advanstar Communications Inc. dated as of August 22, 2003 (Previously filed as an exhibit to Advanstar, Inc's current report on Form 8-K filed on October 16, 2003 and incorporated by reference herein)
2.1.1
Amendment No. 1 dated October 1, 2003 to the Asset Purchase Agreement dated as of August 22, 2003 among Thomson Healthcare Inc., Global Information Licensing Corporation and Advanstar Communications Inc. (Previously filed as an exhibit to Advanstar, Inc's current report on Form 8-K filed on October 16, 2003 and incorporated by reference herein)
3.1
Certificate of Incorporation of Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)

3.1.1
Certificate of Amendment of the Certificate of Incorporation of Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
3.2
Amended and Restated By-Laws of Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 and incorporated by reference herein)
3.3
Certificate of Incorporation of Men's Apparel Guild in California, Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.4	By-Laws of Men's Apparel Guild in California, Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.5
Certificate of Incorporation of Applied Business teleCommunications (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.6	By-Law's of Applied Business teleCommunications (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
4.1
Indenture, dated as of August 18, 2003 among Advanstar Communications Inc., the Guarantors party thereto and the Trustee (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
4.2
Intercreditor Agreement dated as of August 18, 2003 among Advanstar Communications Inc., Fleet National Bank, Credit Suisse First Boston and Wells Fargo Bank Minnesota N.A. (Previously filed as an exhibit to the Company's Registration Statement (333-109648) and incorporated by reference herein)
4.3
Indenture dated as of February 21, 2001 among Advanstar Communications Inc., the Guarantors party thereto and Wells Fargo Bank Minnesota, N.A., as Trustee (Previously filed as an exhibit to the Company's 2000 Annual Report on Form 10-K and incorporated by reference herein)

The Company has not filed certain debt instruments with respect to long-term debt that does not exceed ten percent of the total assets of the Company and its subsidiaries on a consolidated basis. The Company hereby agrees to furnish a copy of such instruments to the Commission upon request.
5.1	Opinion of Davis Polk & Wardwell with respect to the notes (Previously filed)
10.1
Advanstar Holdings Corp. 2000 Management Plan Incentive dated as of October 11, 2000 (as amended September 17, 2002 and December 10, 2002) (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2002 and incorporated by reference herein)
10.2
Advanstar Holdings Corp. Shareholders' Agreement dated as of October 11, 2000. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
10.2.1
First Amendment and Waiver to Shareholders' Agreement dated as of February 21, 2001 (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)

10.2.2
Second Amendment and Waiver to Shareholders' Agreement dated as of April 4, 2001 (Previously filed as an Exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
10.3
Credit Agreement, dated as of October 11, 2000, as amended and restated November 7, 2000, among the Company, the guarantors party thereto and the lenders party thereto. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
10.3.1	First Amendment to Credit Agreement, dated as of March 22, 2002 (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2001 and incorporated by reference herein)
10.3.2
Second Amendment to Credit Agreement dated as of March 28, 2003 (Previously filed as an exhibit to the Company's Current Report on Form 8-K filed on April 15, 2003 and incorporated by reference herein)
10.3.3	Third Amendment to Credit Agreement, dated as of August 18, 2003 (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
10.4
Employment Agreement, dated October 3, 2003, between Advanstar, Inc. and Robert Krakoff (Previously filed as an exhibit to the Company's registration statement (333-109648) and incorporated by reference herein)
10.5
Employment Agreement, dated August 14, 2000, between Advanstar, Inc. and James M. Alic. (Previously filed as an exhibit to Advanstar, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and incorporated by reference herein)
10.5.1
Amendment to Employment Agreement, effective March 1, 2002, between Advanstar, Inc. and James M. Alic (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2001 and incorporated by reference herein)
10.6	Employees' 401(k) Plan and Trust, as amended. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
10.7
Agreement, dated July 31, 1997, between Advanstar Communications Inc. and Banta Publications. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
10.8
Employment Agreement dated November 21, 2003 between Advanstar, Inc. and Joseph Loggia (Previously filed as an exhibit to the Company's Registration Statement (333-109648) and incorporated by reference herein)
10.9	Direct Investment Plan dated as of October 11, 2000 (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2001 and incorporated by reference herein)
10.10
Registration Rights Agreement dated as of February 21, 2001 between the Company and Credit Suisse First Boston Corporation, Fleet Securities, Inc., Barclays Capital Inc., BMO Nesbitt Burns Inc. and Dresdner Kleinwort Benson North America LLC, as Initial Purchasers (Previously filed as an exhibit to the Company's Registration Statement Form S-4 (File No. 333-57201) and incorporated by reference herein)

10.11
Advisory Agreement, effective December 10, 2002, between Advanstar, Inc. and Douglas B. Fox (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2002 and incorporated by reference herein)
10.12	Letter, dated February 7, 1994, between the Company and David W. Montgomery (Previously filed as an exhibit to the Company's Annual Report on Form 10-K/A for 2002 and incorporated by reference herein)
10.13
Agreement, dated February 19, 1999, by and among Advanstar, Inc., Advanstar Communications Inc. and Eric I. Lisman (Previously filed as an exhibit to the Company's Annual Report on Form 10-K/A for 2002 and incorporated by reference herein)
12.1	Computation of Ratio of Earnings to Fixed Charges (Previously filed)
21.1	Subsidiaries of Advanstar Communications, Inc. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
23.1	Consent of Davis Polk & Wardwell (contained in their opinion filed as Exhibit 5.1) (Previously filed)
23.2	Consent of PricewaterhouseCoopers LLP (Previously filed)
24.1	Power of Attorney (included on signature page) (Previously filed)
25.1	Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 for second priority senior secured floating rate notes due 2008 (Previously filed)
25.1.1.	Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 for 10 3/4% second priority senior secured notes due 2010 (Previously filed)

(B) FINANCIAL STATEMENT SCHEDULES

SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS.
ADVANSTAR COMMUNICATIONS INC. VALUATION AND QUALIFYING ACCOUNTS

	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions(1)	Balance at End of Period
		Additions
Allowance for doubtful accounts
Advanstar
Year ended December 31, 2002	$970,000	$1,639,000	$—	$1,560,000	$1,049,000
Year ended December 31, 2001	725,000	2,768,000	—	2,523,000	970,000
Period from October 12, 2000 to December 31, 2000	—	956,500	—	231,500	725,000
Predecessor
Period from January 1, 2000 to October 11, 2000	709,000	1,406,500	—	1,412,500	703,000

(1)
Uncollectible accounts written off.

        All other financial schedules are omitted because they are not applicable or the information is included in the financial statements or related notes.

ITEM 17. UNDERTAKINGS

        (a) The undersigned hereby undertakes:

  (1)
  To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

  (ii)
  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

  (iii)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  (2)
  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (b)
  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Advanstar Communications, Inc. has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Duluth, State of Minnesota, on December 16, 2003.

ADVANSTAR COMMUNICATIONS INC.
By:	/s/ DAVID W. MONTGOMERY
	Name:	David W. Montgomery
	Title:	Vice President—Finance, Chief Financial Officer and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Robert L. Krakoff	Chairman of the Board and Chief Executive Officer	December 16, 2003
/s/ DAVID W. MONTGOMERY David W. Montgomery	Vice President—Finance, Chief Financial Officer, Secretary and Principal Accounting Officer	December 16, 2003
* James M. Alic	Director	December 16, 2003
* Joseph Loggia	Director	December 16, 2003
* OhSang Kwon	Director	December 16, 2003
* James A. Quella	Director	December 16, 2003
David M. Wittels	Director
* Douglas B. Fox	Director	December 16, 2003

*
The undersigned, by signing his name hereto, does sign and execute this amendment to the registration statement pursuant to the power of attorney executed by the above named directors and officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers and directors.

By:	/s/ DAVID W. MONTGOMERY
	Name:	David W. Montgomery
	Title:	Vice President—Finance, Chief Financial Officer and Secretary

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Applied Business teleCommunications has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Duluth, State of Minnesota, on December 16, 2003.

APPLIED BUSINESS TELECOMMUNICATIONS
By:	/s/ David W. Montgomery Name: David W. Montgomery Title: Vice President—Finance, Chief Financial Officer and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Robert L. Krakoff	Chairman of the Board and Chief Executive Officer	December 16, 2003
/s/ David W. Montgomery David W. Montgomery	Vice President—Finance, Chief Financial Officer, Secretary and Principal Accounting Officer	December 16, 2003
* Joseph Loggia	Director	December 16, 2003
* James M. Alic	Director	December 16, 2003
*
The undersigned, by signing his name hereto, does sign and execute this amendment to the registration statement pursuant to the power of attorney executed by the above named directors and officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers and directors.

By:	/s/ DAVID W. MONTGOMERY
	Name:	David W. Montgomery
	Title:	Vice President—Finance, Chief Financial Officer and Secretary

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Men's Apparel Guild in California, Inc. has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Duluth, State of Minnesota, on December 16, 2003.

MEN'S APPAREL GUILD IN CALIFORNIA, INC.
By:	/s/ David W. Montgomery
	Name:	David W. Montgomery
	Title:	Vice President—Finance, Chief Financial Officer and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Robert L. Krakoff	Chairman of the Board and Chief Executive Officer	December 16, 2003
/s/ David W. Montgomery David W. Montgomery	Vice President—Finance, Chief Financial Officer, Secretary and Principal Accounting Officer	December 16, 2003
* Joseph Loggia	Director	December 16, 2003
* James M. Alic	Director	December 16, 2003
*
The undersigned, by signing his name hereto, does sign and execute this amendment to the registration statement pursuant to the power of attorney executed by the above named directors and officers of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers and directors.

By:	/s/ DAVID W. MONTGOMERY
	Name:	David W. Montgomery
	Title:	Vice President—Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT
1.1	Registration Rights Agreement dated as of August 18, 2003 between Advanstar Communications Inc. and Credit Suisse First Boston LLC, as representative of itself and Banc of America Securities LLC and Fleet Securities, Inc., as Initial Purchasers of the old notes issued in August 2003 (Previously filed as an exhibit to the Company's Registration Statement (333-109648) and incorporated by reference herein)
1.1.1
Registration Rights Agreement dated as of September 25, 2003 between Advanstar Communications Inc. and Credit Suisse First Boston LLC, as Initial Purchaser of the old notes issued in September 2003 (Previously filed as an exhibit to the Company's Registration Statement (333-109648) and incorporated by reference herein)
2.1
Asset Purchase Agreement among Thomson Healthcare Inc., Global Information Licensing Corporation and Advanstar Communications Inc. dated as of August 22, 2003 (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-109648) and incorporated by reference herein)
2.1.1
Amendment No. 1 dated October 1, 2003 to the Asset Purchase Agreement dated as of August 22, 2003 among Thomson Healthcare Inc., Global Information Licensing Corporation and Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-109648) and incorporated by reference herein)
3.1
Certificate of Incorporation of Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.1.1
Certificate of Amendment of the Certificate of Incorporation of Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
3.2
Amended and Restated By-Laws of Advanstar Communications Inc. (Previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 and incorporated by reference herein)
3.3
Certificate of Incorporation of Men's Apparel Guild in California, Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.4	By-Laws of Men's Apparel Guild in California, Inc. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.5
Certificate of Incorporation of Applied Business teleCommunications (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
3.6	By-Law's of Applied Business teleCommunications (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
4.1
Indenture, dated as of August 18, 2003 among Advanstar Communications Inc., the Guarantors party thereto and the Trustee (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)

4.2
Intercreditor Agreement dated as of August 18, 2003 among Advanstar Communications Inc., Fleet National Bank, Credit Suisse First Boston and Wells Fargo Bank Minnesota N.A. (Previously filed as an exhibit to the Company's Registration Statement (333-109648) and incorporated by reference herein)
4.3
Indenture dated as of February 21, 2001 among Advanstar Communications Inc., the Guarantors party thereto and Wells Fargo Bank Minnesota, N.A., as Trustee (Previously filed as an exhibit to the Company's 2000 Annual Report on Form 10-K and incorporated by reference herein)

The Company has not filed certain debt instruments with respect to long-term debt that does not exceed ten percent of the total assets of the Company and its subsidiaries on a consolidated basis. The Company hereby agrees to furnish a copy of such instruments to the Commission upon request.
5.1	Opinion of Davis Polk & Wardwell with respect to the notes (Previously filed)
10.1
Advanstar Holdings Corp. 2000 Management Plan Incentive dated as of October 11, 2000 (as amended September 17, 2002 and December 10, 2002) (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2002 and incorporated by reference herein)
10.2
Advanstar Holdings Corp. Shareholders' Agreement dated as of October 11, 2000. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
10.2.1
First Amendment and Waiver to Shareholders' Agreement dated as of February 21, 2001 (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
10.2.2
Second Amendment and Waiver to Shareholders' Agreement dated as of April 4, 2001 (Previously filed as an Exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
10.3
Credit Agreement, dated as of October 11, 2000, as amended and restated November 7, 2000, among the Company, the guarantors party thereto and the lenders party thereto. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
10.3.1	First Amendment to Credit Agreement, dated as of March 22, 2002 (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2001 and incorporated by reference herein)
10.3.2
Second Amendment to Credit Agreement dated as of March 28, 2003 (Previously filed as an exhibit to the Company's Current Report on Form 8-K filed on April 15, 2003 and incorporated by reference herein)
10.3.3	Third Amendment to Credit Agreement, dated as of August 18, 2003 (Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (333-59284) and incorporated by reference herein)
10.4
Employment Agreement, dated October 3, 2003, between Advanstar, Inc. and Robert Krakoff (Previously filed as an exhibit to the Company's registration statement (333-109648) and incorporated by reference herein)
10.5
Employment Agreement, dated August 14, 2000, between Advanstar, Inc. and James M. Alic. (Previously filed as an exhibit to Advanstar, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and incorporated by reference herein)

10.5.1
Amendment to Employment Agreement, effective March 1, 2002, between Advanstar, Inc. and James M. Alic (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2001 and incorporated by reference herein)
10.6	Employees' 401(k) Plan and Trust, as amended. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
10.7
Agreement, dated July 31, 1997, between Advanstar Communications Inc. and Banta Publications. (Previously filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-57201) and incorporated by reference herein)
10.8
Employment Agreement dated November 21, 2003 between Advanstar, Inc. and Joseph Loggia (Previously filed as an exhibit to the Company's Registration Statement (333-109648) and incorporated by reference herein)
10.9	Direct Investment Plan dated as of October 11, 2000 (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2001 and incorporated by reference herein)
10.10
Registration Rights Agreement dated as of February 21, 2001 between the Company and Credit Suisse First Boston Corporation, Fleet Securities, Inc., Barclays Capital Inc., BMO Nesbitt Burns Inc. and Dresdner Kleinwort Benson North America LLC, as Initial Purchasers (Previously filed as an exhibit to the Company's Registration Statement Form S-4 (File No. 333-57201) and incorporated by reference herein)
10.11
Advisory Agreement, effective December 10, 2002, between Advanstar, Inc. and Douglas B. Fox (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2002 and incorporated by reference herein)
10.12	Letter, dated February 7, 1994, between the Company and David W. Montgomery (Previously filed as an exhibit to the Company's Annual Report on Form 10-K/A for 2002 and incorporated by reference herein)
10.13
Agreement, dated February 19, 1999, by and among Advanstar, Inc., Advanstar Communications Inc. and Eric I. Lisman (Previously filed as an exhibit to the Company's Annual Report on Form 10-K/A for 2002 and incorporated by reference herein)
12.1	Computation of Ratio of Earnings to Fixed Charges (Previously filed)
21.1	Subsidiaries of Advanstar Communications, Inc. (Previously filed as an exhibit to the Company's Annual Report on Form 10-K for 2000 and incorporated by reference herein)
23.1	Consent of Davis Polk & Wardwell (contained in their opinion filed as Exhibit 5.1) (Previously filed)
23.2	Consent of PricewaterhouseCoopers LLP (Previously filed)
24.1	Power of Attorney (included on signature page) (Previously filed)
25.1	Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 for second priority senior secured floating rate notes due 2008 (Previously filed)
25.1.1.	Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 for 10 3/4% second priority senior secured notes due 2010 (Previously filed)

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EXPLANATORY NOTE
INFORMATION NOT REQUIRED IN PROSPECTUS
SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS. ADVANSTAR COMMUNICATIONS INC. VALUATION AND QUALIFYING ACCOUNTS
SIGNATURES
SIGNATURES
SIGNATURES
EXHIBIT INDEX